VIRTUS KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—95.9%
Communication Services—5.1%
Dayamitra Telekomunikasi PT (Indonesia)	139,484,115	$4,213
Infrastrutture Wireless Italiane SpA (Italy)	1,386,263	9,757
oOh!media Ltd. (Australia)	25,270,531	25,369
		39,339

Consumer Discretionary—2.7%
Allegro.eu S.A. (Poland)(1)	2,099,125	21,101
Consumer Staples—1.4%
Heineken Malaysia Bhd (Malaysia)	2,244,500	10,690
Energy—2.4%
Pason Systems, Inc. (Canada)	2,155,866	18,743
Financials—24.0%
AJ Bell plc (United Kingdom)	5,119,506	41,526
Caixa Seguridade Participacoes S.A. (Brazil)	11,553,448	44,201
FinecoBank Banca Fineco SpA (Italy)	1,851,037	46,424
IntegraFin Holdings plc (United Kingdom)	2,932,265	13,788
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	1,121,464	7,661
Qualitas Controladora SAB de C.V. (Mexico)	1,120,498	11,232
Steadfast Group Ltd. (Australia)	5,430,030	19,173
		184,005

Health Care—13.0%
As One Corp. (Japan)	1,967,700	27,411
Haw Par Corp., Ltd. (Singapore)	3,417,612	41,896
Riverstone Holdings Ltd. (Singapore)	20,222,300	13,364
Sartorius Stedim Biotech (France)	82,106	17,037
		99,708

Industrials—36.9%
Beijer Ref AB Class B (Sweden)	1,143,483	16,746
Epiroc AB Class B (Sweden)	1,657,356	38,424
Haitian International Holdings Ltd. (China)	9,110,025	21,780
Howden Joinery Group plc (United Kingdom)	2,546,875	28,293
Japan Elevator Service Holdings Co., Ltd. (Japan)	1,541,800	16,490
Knorr-Bremse AG (Germany)	177,438	20,598
Lumax International Corp., Ltd. (Taiwan)	1,758,247	6,789
MISUMI Group, Inc. (Japan)	828,900	20,361
MonotaRO Co., Ltd. (Japan)	1,798,900	20,529
MTU Aero Engines AG (Germany)	72,378	30,094
	Shares	Value

Industrials—continued
NICE Information Service Co., Ltd. (South Korea)	1,075,497	$9,538
S-1 Corp. (South Korea)	298,604	13,742
Spirax Group plc (United Kingdom)	306,365	27,776
VAT Group AG (Switzerland)	14,284	12,484
		283,644

Information Technology—3.1%
Riken Keiki Co., Ltd. (Japan)	1,037,800	23,584
Materials—7.3%
Corp. Moctezuma SAB de C.V. (Mexico)	10,093,586	48,080
Forterra plc (United Kingdom)	4,556,867	8,172
		56,252

Total Common Stocks (Identified Cost $605,640)		737,066

Total Long-Term Investments—95.9% (Identified Cost $605,640)		737,066

TOTAL INVESTMENTS—95.9% (Identified Cost $605,640)		$737,066
Other assets and liabilities, net—4.1%		31,316
NET ASSETS—100.0%		$768,382

Abbreviation:
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United Kingdom	17%
Japan	15
Mexico	8
Italy	8
Singapore	7
Sweden	7
Germany	7
Other	31
Total	100%
† % of total investments as of June 30, 2026.
The following table summarizes the value of the Fund’s investments as of June 30, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$737,066	$737,066
Total Investments	$737,066	$737,066
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2026.
There were no transfers into or out of Level 3 related to securities held at June 30, 2026.
See Notes to Schedule of Investments

VIRTUS KAR INTERNATIONAL SMALL-MID CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.